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                                                                    Exhibit 10.1
                              1/ST/ AMENDMENT TO
                               CREDIT AGREEMENT

This First Amendment ("Amendment") amends that certain Credit Agreement (the "Agreement) dated January 15, 1999, by and between CardioDynamics International Corporation ("Borrower") and Imperial Bank ("Bank") as follows:

1.   The date "January 14, 2000" in the last line of the fourth paragraph of
Section 1.01(a)(2) of the Agreement is hereby amended to read as "January 14, 2001."

2. Section 4.06 of the Agreement is hereby amended to read in its entirety as follows:

     "Quick Ratio. Maintain on monthly basis a quick ratio of cash plus net accounts receivable divided by current liabilities of a least 1.50:1 for quarters ending February 29, 2000, May 31, 2000, August 31, 2000 and November 30, 2000."

3. Section 4.07 of the Agreement is hereby amended to read in its entirety as follows:

     "Profitability. Maintain maximum quarterly losses not to exceed the following: Quarter ending February 29, 2000 not to exceed ($1,500,000); quarter ending May 31, 2000 not to exceed ($1,450,000); quarter ending August 31, 2000 not to exceed ($1,400,000) and quarter ending November 30, 2000 not to exceed ($1,350,000).

4.   Except as provided above, the Agreement remains unchanged.

5. This Amendment is effective as of February 14, 2000, upon receipt of a $150.00 loan documentation renewal fee, and the parties hereby confirm that the Agreement as amended is in full force and effect.



CARDIODYNAMICS INTERNATIONAL
CORPORATION                                 IMPERIAL BANK
"BORROWER"                                  "BANK"


By: /s/ Michael K. Perry                    By: /s/ Anna Maria Frost-Jensen
    ------------------------                    ----------------------------
    Michael Perry, CEO                          Anna Maria Frost-Jensen


By: /s/ Steve Loomis                        Title: Vice President
    ----------------
    Steve Loomis, CFO & Secretary